UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 4, 2004
                                                          ---------------


                                MONACO GROUP INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

           Delaware                    0 - 50752                98-0404764
           --------                    ---------                ----------
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
incorporation or organization)          Number)           Identification Number)


          20A Voyager Court South, Etobicoke, Ontario, Canada, M9W 5M7
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (416) 213-0028
                                 --------------
                         (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
------------------------------------------------------

On October 4, 2004, Monaco Group Inc., a Delaware corporation (the "Company"), entered into a Share Purchase Agreement with Burgio Family Holdings Inc., an
Ontario corporation ("Burgio Holdings"), ALBAR Capital Corp., an Ontario corporation ("ALBAR"), Monaco (Canada) Inc., an Ontario corporation and the Company's wholly-owned subsidiary ("Monaco Canada") (the "Share Purchase Agreement").

Stock for Stock  Transaction.  Under the terms of the Share Purchase  Agreement,
----------------------------
Burgio Holdings will sell to Monaco Canada all of the issued and outstanding shares of LF Acquisition Corp., an Ontario corporation ("LF Acquisition"), and LF Licensed Products, a Delaware corporation ("LF Licensed"), in consideration of 3,000,000 shares of Class A Preferred Shares of Monaco Canada. Additionally, ALBAR will sell to Monaco Canada all of the issued and outstanding shares of LF Brands Inc., an Ontario corporation ("LF Brands"), in consideration of 7,000,000 shares of Class A Preferred Shares.

LF Acquisition has a wholly-owned subsidiary, Loretta Foods Limited, an Ontario corporation. LF Brands is the majority shareholder of Golden Gate Flour Corporation, an Ontario corporation, and has an option to purchase the remaining interest. LF Brands also controls 1608285 Ontario Ltd. and Loretta Baking Products Inc.

Description  of Shares to be  Issued.  The  Class A  Preferred  Shares of Monaco
------------------------------------
Canada do not exist as of the date hereof. The Company shall, as the sole shareholder of the Monaco Canada, sanction and approve as necessary and in respect of which Articles of Amendment of the Monaco Canada shall be approved by the Company as sole shareholder of the Monaco Canada and by the Board of Directors of the Monaco Canada and filed by the Monaco Canada to allow for such shares to be issued. The Class A Preferred Shares of Monaco Canada shall have the following characteristics: (i) they shall rank prior to Monaco Canada common stock, (ii) in the event of the liquidation, dissolution or winding up of Monaco Canada, they shall be entitled to a distribution equal to $1.00 (Canadian Dollars) per share before any payment is made to holders of Monaco Canada common stock or any other class or series of Monaco Canada stock; (iii) they shall be non-voting, except as to matters relating solely to the Class A Preferred Shares; (iv) each share may be put to Monaco Canada by the holder, at the option of the holder at $1.00 (Canadian Dollars) per share ("Put Rights"); and (v) they shall entitle the holder to receive dividends at the annual rate of $0.045 per share per annum ("Dividends").

Guarantees. The Company shall guarantee the obligations of Monaco Canada related
----------
to the payment of consideration due for Dividends and Put Rights related to the Class A Preferred Shares. The Company shall also guarantee an existing loan between Burgio Holdings, as lender, and LF Acquisition, as borrower, in the principal amount of $1,778,884 Canadian dollars.

Material  Relationships.  Burgio Holdings is the Company's largest  stockholder.
-----------------------
ALBAR is controlled by Burgio Holdings.

Closing.   We  anticipate  that  this   Transaction  will  be  approved  by  our
-------
shareholders on or about November 19, 2004 and should close as soon practicable thereafter.


ITEM 5.02.  ELECTION OF DIRECTORS
---------------------------------

On October 7, 2004, Peter Nelipa resigned as a member of our Board of Directors, creating a vacancy. Mr. Nelipa will continue to serve as an officer of the Company and perform the duties and responsibilities attendant therewith.

On October 7, 2004, William "Bill" Rancic was appointed as a member of our Board of Directors, and on that date Mr. Rancic accepted his appointment as such. Mr. Rancic will serve as a member of our Board of Directors until his resignation or until his replacement is elected or appointed.

Mr. Rancic is the winner of the Donald Trump NBC Show "The Apprentice" and author of "You're Hired: How to Succeed in Business and Life". Mr. Rancic is also the founder and current president of The Ranley Group o/a Cigars Around the World ("CAW"), which is now owned by Gran Reserve Corporation, a subsidiary of Synergy Brands Inc., a reporting issuer. Mr. Rancic has also been a director of Synergy Brands Inc. since June 2004. Founded in 1995, CAW is a supplier/distributor of premium cigar products with principal offices and distribution facilities in Chicago, Illinois and Miami, Florida. Mr. Rancic is a 1992 Graduate of Loyola University Chicago with a Bachelor's Degree in criminal justice.

Our Board of Directors has no committees; therefore, Mr. Rancic will not service on any committee.

Rancic was given 100,000 shares of Company common stock as consideration for his service as a director. Other than this issuance of stock, there have been no related party transactions between Rancic and Company to be disclosed pursuant to Item 404(a) of Regulation S-B.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

(c)    Exhibits

Exhibit Number       Description
--------------       -----------
10.5                 Share  Purchase  Agreement,  dated  October 4, 2004, by and among Monaco Group Inc., Burgio Family Holdings Inc., Albar
                     Capital Corp., and Monaco (Canada) Inc.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                Monaco Group Inc.
                                                -----------------
                                                (Registrant)


                                                /s/ Peter Nelipa
                                                ---------------------------
                                                Peter Nelipa
                                                Chief Executive Officer
                                                (Duly Authorized Officer)

                                                Date: October 8, 2004

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number       Description
--------------       -----------
10.5                 Share  Purchase  Agreement,  dated  October 4, 2004, by and among Monaco Group Inc., Burgio Family Holdings Inc., Albar
                     Capital Corp., and Monaco (Canada) Inc.